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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 6, 2001
                                 -------------

                       EAGLE POINT SOFTWARE CORPORATION
                       --------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


Delaware                                 0-26170                  42-1204819
------------------------------           -------                  ----------
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)



4131 Westmark Drive, Dubuque, Iowa                              52002-2627
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (319) 556-8392
                                                    ------------------

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

          On March 6, 2001, Eagle Point Software Corporation (the "Company") announced that it has received a proposal from an entity formed by John Biver, a founder and current director of the Company, that contemplates the acquisition of all of the outstanding shares of common stock of the Company not owned by Mr. Biver at a price of $6.40 per share. The Company's press release and the related proposal letter are included as Exhibits 20 and 99, respectively, and each is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a) - (b) Not applicable.

(c)       Exhibits:

Exhibit
Number    Description of Exhibit
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20        Press Release issued by the Company on March 6, 2001.

99        Letter from JB Acquisition LLC.

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                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EAGLE POINT SOFTWARE CORPORATION



                              By:    /s/ Dennis J. George
                                     ----------------------------------------
                              Name:  Dennis J. George
                              Title: Vice President, Chief Financial Officer,
                                     Treasurer and Secretary

Dated March 7, 2001

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                                 Exhibit Index

          The following is a list of the Exhibits filed herewith.

Exhibit
Number    Description of Exhibit
------    ----------------------


20        Press Release issued by the Company on March 6, 2001.

99        Letter from JB Acquisition LLC.